Exhibit 10.258

CUSTODY AGREEMENT

dated as of April 24, 2013

by and between

PROSPECT CAPITAL CORPORATION

(“Company”)

and

ISRAEL DISCOUNT BANK OF NEW YORK LTD.

(“Custodian”)

i

This CUSTODY AGREEMENT (this “Agreement”) is dated as of April 24, 2013, and is by and between Prospect Capital Corporation (and any successor or permitted assign, the “Company”), a corporation organized under the laws of the State of Maryland, having its principal place of business at 10 East 40th Street, 44th Floor, New York, NY 10016, and Israel Discount Bank of New York Ltd. (and any successor or permitted assign acting as custodian hereunder, the “Custodian”), a New York State chartered bank having a place of business at 511 Fifth Avenue, New York, NY 10017.

RECITALS

WHEREAS, the Company is a closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Company desires to retain Israel Discount Bank of New York Ltd. to act as custodian for the Company; and

WHEREAS, the Company desires that the Company’s Securities (as defined below) and cash be held and administered by the Custodian pursuant to this Agreement in compliance with Section 17(f) of the 1940 Act.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.                                      DEFINITIONS

1.1          Defined Terms.  In addition to terms expressly defined elsewhere herein, the following words shall have the following meanings as used in this Agreement:

“Account” means the Cash Account and the Securities Account, collectively.

“Agreement” means this Custody Agreement (as the same may be amended from time to time in accordance with the terms hereof).

“Asset File” means, with respect to each Security for which documents are delivered to the Document Custodian, each of the Required Documents identified on the related Document Checklist.

“Authorized Person” has the meaning set forth in Section 7.4.

“Business Day” means a day on which the Custodian or the relevant sub-custodian, including a Foreign Sub-custodian, is open for business in the market or country in which a transaction is to take place.

“Cash Account” means the segregated trust account to be established at the Custodian to which the Custodian shall deposit or credit and hold any cash or Proceeds received by it from time to time from or with respect to the Securities or the sale of the Securities of the

Company, as applicable, which trust account shall be designated the “Prospect Capital Corporation Cash Proceeds Account.”

“Certificated Security” shall have the meaning ascribed to such term in Section 8-102(4) of the UCC.

“Company” has the meaning set forth in the first paragraph of this Agreement.

“Confidential Information” means any databases, computer programs, screen formats, screen designs, report formats, interactive design techniques, and other similar or related information that may be furnished to the Company by the Custodian from time to time pursuant to this Agreement.

“Custodian” has the meaning set forth in the first paragraph of this Agreement.

“Document Custodian” means the Custodian when acting in the role of a document custodian hereunder.

“Document Checklist” means a list delivered to the Document Custodian by the Company in connection with delivery of each Asset File to the Custodian that identifies (i) whether a Security is a Certificated Security or an Uncertificated Security, and (ii) the documents, instruments and certificates contained in the related Asset File.

“Eligible Investment” means any investment that at the time of its acquisition is one or more of the following:

(a)           United States government and agency obligations;

(b)           commercial paper having a rating assigned to such commercial paper by Standard & Poor’s Rating Services or Moody’s Investor Service, Inc. (or, if neither such organization shall rate such commercial paper at such time, by any nationally recognized rating organization in the United States of America) equal to one of the two highest ratings assigned by such organization, it being understood that as of the date hereof such ratings by Standard & Poor’s Rating Services are “A1+” and “A1” and such ratings by Moody’s Investor Service, Inc. are “P1” and “P2”;

(c)            interest bearing deposits in United States dollars in United States or Canadian banks with an unrestricted surplus of at least U.S. $250,000,000, maturing within one year; and

(d)           money market funds (including funds of the bank serving as Custodian or its affiliates) or United States government securities funds designed to maintain a fixed share price and high liquidity.

“Eligible Securities Depository” has the meaning set forth in Section (b)(1) of Rule 17f-7 under the 1940 Act.

“Federal Reserve Bank Book-Entry System” means a depository and securities transfer system operated by the Federal Reserve Bank of the United States on which are eligible to be held all United States Government direct obligation bills, notes and bonds.

“Financing Documents” has the meaning set forth in Section 3.3(b)(ii).

“Foreign Intermediary” means a Foreign Sub-custodian and Eligible Securities Depository.

“Foreign Sub-custodian” means and includes (i) any branch of a “U.S. Bank,” as that term is defined in Rule 17f-5 under the 1940 Act, (ii) any “Eligible Foreign Custodian,” as that term is defined in Rule 17f-5 under the 1940 Act, having a contract with the Custodian in accordance with Section 6.6, which the Custodian has determined will provide reasonable care of assets of the Company based on the standards specified in Section 6.7 below.

“Foreign Securities” means Securities for which the primary market is outside the United States.

“Participation” means an interest in a Security that is acquired indirectly by way of a participation from a selling institution.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or any government or agency or political subdivision thereof.

“Proceeds” means, collectively, (i) the net cash proceeds to the Company of the initial public offering by the Company and any subsequent offering by the Company of any class of securities issued by the Company, (ii) all cash distributions, earnings, dividends, fees and other cash payments paid on the Securities (or, as applicable, Subsidiary Securities) by or on behalf of the issuer or obligor thereof, or applicable paying agent, (iii) the net cash proceeds of the sale or other disposition of the Securities pursuant to the terms of this Agreement and (iv) the net cash proceeds to the Company of any borrowing or other financing by the Company (and any Reinvestment Earnings from investment of any of the foregoing).

“Proper Instructions” means instructions (including Trade Confirmations) received by the Custodian in form acceptable to it, from the Company, or any Person duly authorized by the Company, by any of the following means:

(a)           in writing signed by any two (2) Authorized Persons (and delivered by hand, by mail, by overnight courier or by telecopier);

(b)           by electronic mail from an Authorized Person;

(c)           in tested communication;

(d)           in a communication utilizing access codes effected between electro mechanical or electronic devices; or

(e)           such other means as may be agreed upon from time to time by the Custodian and the party giving such instructions, including oral instructions.

“Reinvestment Earnings” has the meaning set forth in Section 3.6(b).

“Required Documents” means, for each Security as to which an Asset File is delivered to the Document Custodian:

(a)           the related Document Checklist; and

(b)           such documents identified in the Document Checklist that may include any Underlying Documents (but excluding any physical certificates evidencing ownership of a Certificated Security).

“Securities” means, collectively, (i) the equity investments, including investments in partnership and limited liability companies, acquired by the Company and delivered to the Custodian by the Company from time to time during the term of, and pursuant to the terms of, this Agreement and (ii) all dividends in kind (e.g., non-cash dividends) from the investments described in clause (i).

“Securities Account” means the segregated trust account to be established at the Custodian to which the Custodian shall deposit or credit and hold the Securities (other than Uncertificated Securities) received by it pursuant to this Agreement, which account shall be designated the “Prospect Capital Corporation Securities Account.”

“Securities Custodian” means the Custodian when acting in the role of a securities custodian hereunder.

“Securities Depository” means The Depository Trust Company and any other clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, as amended (the “1934 Act”), which acts as a system for the central handling of securities where all securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the securities.

“Securities System” means the Federal Reserve Book-Entry System, a clearing agency which acts as a Securities Depository, or another book entry system for the central handling of securities (including an Eligible Securities Depository).

“Street Delivery Custom” means a custom of the United States securities market to deliver securities which are being sold to the buying broker for examination to determine that the securities are in proper form.

“Street Name” means the form of registration in which the securities are held by a broker who is delivering the securities to another broker for the purposes of sale, it being an accepted custom in the United States securities industry that a security in Street Name is in proper form for delivery to a buyer and that a security may be re-registered by a buyer in the ordinary course.

“Trade Confirmation” means a confirmation to the Custodian from the Company of the Company’s acquisition of a Security setting forth applicable information with respect to such Security in any form as may be agreed to by, the Custodian and the Company from time to time.

“UCC” shall have the meaning set forth in Section 3.3(a).

“Underlying Agreement” means, with respect to any Security, the limited liability company agreement, subscription agreement or other document or documents evidencing the Company’s investment in the related issuer.

“Underlying Documents” means, with respect to any Security for which the Company delivers an Asset File to the Custodian, the documents listed on the Document Checklist that may include the related Underlying Agreement together with any other offering memorandums, purchase agreements, security documents, other agreements, other ancillary documents, and instruments (including any Certificated Security) executed or delivered in connection with the Company’s investment in the issuer thereof, including a copy of the register evidencing registration of the membership or equity interest of the Company on the books and records of the applicable issuer.

“Uncertificated Security” means a Security that is not represented by a physical certificate.

1.2          Construction.  In this Agreement unless the contrary intention appears:

(a)                                 any reference to this Agreement or another agreement or instrument refers to such agreement or instrument as the same may be amended, modified or otherwise rewritten from time to time;

(b)                                 a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(c)                                  any term defined in the singular form may be used in, and shall include, the plural with the same meaning, and vice versa;

(d)                                 a reference to a Person includes a reference to the Person’s executors, successors and permitted assigns;

(e)                                  an agreement, representation or warranty in favor of two or more Persons is for the benefit of them jointly and severally;

(f)                                   an agreement, representation or warranty on the part of two or more Persons binds them jointly and severally;

(g)                                  a reference to the term “including” means “including, without limitation,” and

(h)                                 a reference to any accounting term is to be interpreted in accordance with generally accepted principles and practices in the United States, consistently applied, unless otherwise instructed by the Company.

1.3          Headings.  Headings are inserted for convenience and do not affect the interpretation of this Agreement.

2.                                      APPOINTMENT OF CUSTODIAN

2.1          Appointment and Acceptance.  The Company hereby appoints the Custodian as custodian of all Securities and cash owned by the Company and delivered to the Custodian by the Company from time to time during the period of this Agreement, on the terms and conditions set forth in this Agreement (which shall include any addendum hereto which is hereby incorporated herein and made a part of this Agreement), and the Custodian hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement with respect to it, subject to and in accordance with the provisions hereof.  All Required Documents and Securities in certificated form shall be maintained and held on behalf of the Company by the Custodian in its vaults in accordance with customary standards for such custody.

2.2          Instructions.  The Company agrees that it shall from time to time provide, or cause to be provided, to the Custodian all necessary instructions and information, and shall respond promptly to all inquiries and requests of the Custodian, as may reasonably be necessary to enable the Custodian to perform its duties hereunder.

2.3          Company Responsible For Directions.  The Company is solely responsible for directing the Custodian with respect to deposits to, withdrawals from and transfers to or from the Account.  Without limiting the generality of the foregoing, the Custodian has no responsibility for the Company’s compliance with the 1940 Act, any restrictions, covenants, limitations or obligations to which the Company may be subject or for which it may have obligations to third-parties in respect of the Account, and the Custodian shall have no liability for the application of any funds made at the direction of the Company.  The Company shall be solely responsible for properly instructing all applicable payors to make all appropriate payments to the Custodian for deposit to the Account, and for properly instructing the Custodian with respect to the allocation or application of all such deposits.

3.                                      DUTIES OF CUSTODIAN

3.1          Segregation.  All Securities and non-cash property held by the Custodian, as applicable, for the account of the Company (other than Securities maintained in a Securities Depository or Securities System) shall be physically segregated from other

Securities and non-cash property in the possession of the Custodian and shall be identified as subject to this Agreement.

3.2          Securities Custody Account.  The Custodian shall open and maintain in its trust department a segregated trust account in the name of the Company, subject only to order of the Custodian, in which the Custodian shall enter and carry, subject to Section 3.3(b), all Securities (other than Uncertificated Securities) and other investment Uncertificated Securities of the Company which are delivered to it in accordance with this Agreement.  For avoidance of doubt, the Custodian shall not be required to credit or deposit Uncertificated Securities in the Securities Account but shall instead maintain a register (in book-entry form or in such other form as it shall deem necessary or desirable) of such Uncertificated Securities, containing such information as the Company and the Custodian may reasonably agree; provided that, with respect to such Uncertificated Securities, all Required Documents shall be held in safekeeping by the Document Custodian, individually segregated from the securities and investments of any other person and marked so as to clearly identify them as the property of the Company in a manner consistent with Rule 17f-1 under the 1940 Act and as set forth in this Agreement.

The Custodian shall have no power or authority to assign, hypothecate, pledge or otherwise dispose of any such Securities and investments except pursuant to the direction of the Company under terms of the Agreement.

3.3          Delivery of Cash and Securities to Custodian.

(a)                                 The Company shall deliver, or cause to be delivered, to the Custodian all of the Company’s Securities, cash and other investment assets, including (a) all payments of income, payments of principal and capital distributions received by the Company with respect to such Securities, cash or other assets owned by the Company at any time during the period of this Agreement, and (b) all cash received by the Company for the issuance, at any time during such period, of securities or in connection with a borrowing by the Company, except as otherwise permitted by the 1940 Act.  Required Documents shall be delivered to the Custodian in its role as, and at the address identified for, the Document Custodian; provided that physical certificates representing a Security shall be delivered to the Securities Custodian.  Except to the extent otherwise expressly provided herein, delivery of Securities constituting Certificated Securities to the Custodian shall be in Street Name or the name of the Company or its nominee (or other good delivery form). The Custodian shall not be responsible for such Securities, cash or other assets until actually delivered to, and received by it.  With respect to Securities (other than Uncertificated Securities and assets in the nature of “general intangibles” (as hereinafter defined)) held by the Custodian in its capacity as a “securities intermediary” (as defined in Section 8-102 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)), the Custodian shall be obligated to exercise due care in accordance with reasonable commercial standards in discharging its duties as a securities intermediary to obtain and maintain such Securities.  A Security will be deemed to be “delivered” to the Custodian when the Company delivers such Security in the following manner: (i) if such Security is a Certificated Security or an instrument (other than a Security held in a Securities System), then in physical certificated form in the name of the Company or its nominee, (ii) if such Security is an Uncertificated Security or in the form of uncertificated share(s) or other interest (other than a Security held in a Securities System), then delivery of confirmation statements which identify such shares or interests as being recorded in the name of the Company or its nominee, (iii) if such Security is held in a Securities System or maintained in one or more omnibus accounts at the Custodian, its agents or sub-custodians, then delivery of confirmation that such Security is held in the Securities System or maintained through one or more omnibus accounts in the name of the Custodian (or its nominee) who shall identify the same on its books and records as held for the account of the Company, or (iv) in such other good delivery form that may be agreed to by the Custodian from time to time.

(b)                                 (i)                                     In connection with its acquisition of a Security constituting an Uncertificated Security, the Company shall deliver or cause to be delivered to the Custodian (in its roles as, and at the address identified for, the Custodian and Document Custodian) a properly completed Trade Confirmation containing such information in respect of such Security as the Custodian may reasonably require in order to enable the Custodian to perform its duties hereunder in respect of such Security and on which the Custodian may conclusively rely without further inquiry or investigation, in such form and format as the Custodian reasonably may require, and shall deliver to the Document Custodian (in its role as, and at the address identified for, the Document Custodian) the Required Documents, including the Document Checklist.

(ii)                                  Notwithstanding anything herein to the contrary, delivery of Securities acquired by the Company in the form of Uncertificated Securities or Participations or which are otherwise not evidenced by a “security” or “instrument” as defined in Section 8-102 and Section 9-102(a)(47) of the UCC), respectively, shall be made by delivery to the Document Custodian of (i) in the case of an Uncertificated Security, a copy of the register of the underlying issuer of such interest evidencing registration of such equity interest on the books and records of the applicable issuer to the name of the Company (or its nominee) or a copy (which may be a facsimile copy) of an assignment agreement in favor of the Company as assignee, as identified on the Document Checklist and (ii) in the case of a Participation, a copy of the related participation agreement or limited liability agreement identifying the Company as participant or owner of such interest.  Any duty on the part of the Custodian with respect to the custody of such Securities shall be limited to the exercise of reasonable care by the Custodian in the physical custody of any such Required Documents delivered to it, and any related instrument, security, participation agreement, assignment agreement and/or other agreements or documents, if any (collectively, “Financing Documents”), that may be delivered to it.  Nothing herein shall require the Custodian to credit to the Securities Account or to treat as a financial asset (within the meaning of Section 8-102(a)(9) of the UCC) any Security that is not represented by a physical share certificate or an asset in the nature of a general intangible (as defined in Section 9-102(a)(42) of the UCC) or uncertificated security (within the meaning of Section 8-102(18) of the UCC)  or to “maintain” a sufficient quantity thereof.

(iii)                               The Custodian may assume the genuineness of any such Financing Document it may receive and the genuineness and due authority of any signatures appearing thereon, and shall be entitled to assume that each such Financing Document it may receive is what it purports to be. If an original “security” or “instrument” as defined in Section 8-102 and Section 9-102(a)(47) of the UCC, respectively, is or shall be or become available with respect to any Security to be held by the Custodian under this Agreement, it shall be the sole responsibility of the Company to make or cause delivery thereof to the Document Custodian, and the Custodian shall not be under any obligation at any time to determine whether any such original security or instrument has been or is required to be issued or made available in respect of any Security or to compel or cause delivery thereof to the Custodian.

(iv)                              Contemporaneously with the acquisition of any Security, the Company shall (A) take all actions necessary for the Company to acquire good title to such Security; and (B) take all actions as may be necessary (including appropriate payment notices and instructions to issuers, agents or other applicable paying agents) to cause (x) all payments in respect of the Security to be made to the Custodian and (y) all notices, solicitations and other communications in respect of such Security to be directed to the Company.  The Custodian shall have no liability for any delay or failure on the part of the Company to provide necessary information to the Custodian, or for any inaccuracy therein or incompleteness thereof, or for any delay or failure on the part of the Company to give such effective payment instruction to the applicable issuer, its agents and other paying agents.  With respect to each such Security, the Custodian shall be entitled to rely on any information and notices it may receive from time to time from the related issuer, agent, obligor or similar party with respect to the related Security, or from the Company, and shall be entitled to update its records (as it may deem necessary or appropriate) on the basis of such information or notices received, without any obligation on its part independently to verify, investigate or recalculate such information.

3.4          Release of Securities.

(a)                                 The Custodian shall release and deliver, or direct its agents or sub-custodian to release and deliver, as the case may be, Securities or Required Documents of the Company held by the Custodian, its agents or its sub-custodian from time to time upon receipt of Proper Instructions (which shall, among other things, specify the Securities or Required Documents to be released, with such delivery and other information as may be necessary to enable the Custodian to perform), which may be standing instructions (in form acceptable to the Custodian), in the following cases:

(i)                                     upon sale of such Securities by or on behalf of the Company, and such sale may, unless and except to the extent otherwise directed by Proper Instructions, be carried out by the Custodian:

(A)                                 in accordance with the customary or established practices and procedures in the jurisdiction or market where the transactions occur, including delivery to the purchaser thereof or to a dealer therefor (or an agent of such purchaser or dealer) against expectation of receiving later payment; or

(B)                                 in the case of a sale effected through a Securities System, in accordance with the rules governing the operations of the Securities System;

(ii)                                  upon the receipt of payment in connection with any repurchase agreement related to such Securities;

(iii)                               to a depositary agent in connection with tender or other similar offers for such Securities;

(iv)                              to the issuer thereof, or its agent, when such Securities are called, redeemed, retired or otherwise become payable (unless otherwise directed by Proper Instructions, the cash or other consideration is to be delivered to the Custodian, its agents or its sub-custodian);

(v)                                 to an issuer thereof, or its agent, for transfer into the name of the Custodian or of any nominee of the Custodian or into the name of any of its agents or sub-custodian or their nominees, or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

(vi)                              to brokers, clearing banks or other clearing agents for examination in accordance with the Street Delivery Custom;

(vii)                           for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such Securities, or pursuant to any deposit agreement (unless otherwise directed by Proper Instructions, the new securities and cash, if any, are to be delivered to the Custodian, its agents or its sub-custodian);

(viii)                        in the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities (unless otherwise directed by Proper Instructions, the new securities and cash, if any, are to be delivered to the Custodian, its agents or its sub-custodian); and/or

(ix)                              for any other purpose, but only upon receipt of Proper Instructions and an officer’s certificate signed by an officer of the Company (which officer shall not have been any Authorized Person providing the Proper Instructions) stating (i) the specified securities to be delivered, (ii) the purpose for such delivery, (iii) that such purpose is a proper corporate purpose and (iv) naming the person or persons to whom delivery of such Securities shall be made, and attaching a certified copy of a resolution of the board of directors of the Company or an authorized committee thereof approving the delivery of such Proper Instructions.

3.5          Registration of Securities.  Securities held by the Custodian, its agents or its sub-custodian (other than bearer securities, securities held in a Securities System or Securities that are Uncertificated Securities or Participations) shall be registered in the name of the Company or its nominee; or, at the option of the Custodian (if the Custodian determines it cannot hold such security in the name of the Company), in the name of the Custodian or in the name of any nominee of the Custodian, or in the name of its agents or its sub-custodian or their nominees; or, if directed by the Company by Proper Instruction, may be maintained in Street Name. The Custodian, its agents and its sub-custodian shall not be obliged to accept Securities on behalf of the Company under the terms of this Agreement unless such Securities are in Street Name or other good deliverable form.

3.6          Bank Accounts, and Management of Cash.

(a)                                 Proceeds and other cash received by the Custodian from time to time shall be deposited or credited to the Cash Account.  All amounts deposited or credited to the Cash Account shall be subject to clearance and receipt of final payment by the Custodian.

(b)                                 Amounts held in the Cash Account from time to time may be invested in Eligible Investments pursuant to specific written Proper Instructions (which may be standing instructions) received by the Custodian from any two (2) Authorized Persons acting on behalf of the Company. Such investments shall be subject to availability and the Custodian’s then applicable transaction charges (which shall be at the Company’s expense). The Custodian shall have no liability for any loss incurred on any such investment. Absent receipt of such written instruction from the Company, the Custodian shall have no obligation to invest (or otherwise pay interest on) amounts on deposit in the Cash Account. In no instance will the Custodian have any obligation to provide investment advice to the Company. Any earnings from such investment of amounts held in the Cash Account from time to time (collectively, “Reinvestment Earnings”) shall be redeposited in the Cash Account (and may be reinvested at the written direction of the Company).

(c)                                  In the event that the Company shall at any time request a withdrawal of amounts from the Cash Account, the Custodian shall be entitled to liquidate, and shall have no liability for any loss incurred as a result of the liquidation of, any investment of the funds credited to such account as needed to provide necessary liquidity.

(d)                                 The Company acknowledges that cash deposited or invested with any bank (including the bank acting as Custodian) may make a margin or generate banking income for which such bank shall not be required to account to the Company.

3.7          Foreign Exchange.

(a)                                 Upon the receipt of Proper Instructions, the Custodian, its agents or its sub-custodian may (but shall not be obligated to) enter into all types of contracts for foreign exchange on behalf of the Company, upon terms acceptable to the Custodian and the Company (in each case at the Company’s expense), including transactions entered into with the Custodian, its sub-custodian or any affiliates of the Custodian or the sub-custodian. The Custodian shall have no liability for any losses incurred in or resulting from the rates obtained in such foreign exchange transactions; and absent specific Proper Instructions, the Custodian shall not be deemed to have any duty to carry out any foreign exchange on behalf of the Company. The Custodian shall be entitled at all times to comply with any legal or regulatory requirements applicable to currency or foreign exchange transactions.

(b)                                 The Company acknowledges that the Custodian, any sub-custodian or any affiliates of the Custodian or any sub-custodian, involved in any such foreign exchange transactions may make a margin or generate banking income from foreign exchange transactions entered into pursuant to this Section for which they shall not be required to account to the Company.

3.8          Collection of Income.  The Custodian, its agents or its sub-custodian shall use reasonable efforts to collect on a timely basis all income and other payments with respect to the Securities held hereunder to which the Company shall be entitled, to the extent consistent with usual custom in the securities custodian business in the United States. Such efforts shall include collection of interest income, dividends and other payments with respect to registered domestic securities if, on the record date with respect to the date of payment by the issuer, the Security is registered in the name of the Custodian or its nominee (or in the name of its agent or sub-custodian, or their nominees); and interest income, dividends and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such Securities are held by the Custodian or its sub-custodian or agent; provided, however, that in the case of Securities held in Street Name, the Custodian shall use commercially reasonable efforts only to timely collect income. In no event shall the Custodian’s agreement herein to collect income be construed to obligate the Custodian to commence, undertake or prosecute any legal proceedings.

3.9          Payment of Moneys.  Upon receipt of Proper Instructions, which may be standing instructions, the Custodian shall pay out from the Cash Account (or remit to its agents or its sub-custodian, and direct them to pay out) moneys of the Company on deposit therein in the following cases:

(a)                                 upon the purchase of Securities for the Company pursuant to such Proper Instruction; and such purchase may, unless and except to the extent otherwise directed by Proper Instructions, be carried out by the Custodian:

(i)            in accordance with the customary or established practices and procedures in the jurisdiction or market where the transactions occur, including delivering money to the seller thereof or to a dealer therefor (or any agent for such seller or dealer) against expectation of receiving later delivery of such securities; or

(ii)           in the case of a purchase effected through a Securities System, in accordance with the rules governing the operation of such Securities System;

(b)                                 for the purchase or sale of foreign exchange or foreign exchange agreements for the account of the Company, including transactions executed with or through the Custodian, its agents or its sub-custodian, as contemplated by Section 3.8 above;

(i)                                     in payment of the price of securities of by the Company repurchased in open market purchases, tender offers or any other Company repurchase program; and

(ii)                                  for any other purpose directed by the Company, but only upon receipt of Proper Instructions specifying the amount of such payment, and naming the Person or Persons to whom such payment is to be made.

3.10        Proxies. The Custodian will, with respect to the Securities held hereunder, use reasonable efforts to cause to be promptly executed by the registered holder of such Securities proxies received by the Custodian from its agents or its sub-custodian or from issuers of the Securities being held for the Company, without indication of the manner in which such proxies are to be voted, and upon receipt of Proper Instructions shall promptly deliver to the applicable issuer such proxies relating to such Securities. In the absence of such Proper Instructions, or in the event that such Proper Instructions are not received in a timely fashion, except to the extent otherwise expressly provided herein, the Custodian shall be under no duty to act with regard to such proxies.  Notwithstanding the above, neither Custodian nor any nominee of Custodian shall vote any of the Securities held hereunder by or for the account of the Company, except in accordance with Proper Instructions.

3.11        Communications Relating to Securities.  The Custodian shall transmit promptly to the Company all written information (including proxies, proxy soliciting materials, notices, pendency of calls and maturities of Securities and expirations of rights in connection therewith) received by the Custodian, from its agents or its sub-custodian or from issuers of the Securities being held for the Company. The Custodian shall have no obligation or duty to exercise any right or power, or otherwise to preserve rights, in or under any Securities unless and except to the extent it has received timely Proper Instruction from the Company in accordance with the next sentence. The Custodian will not be liable for any untimely exercise of any right or power in connection with Securities at any time held by the Custodian, its agents or sub-custodian unless:

(i)                                     the Custodian has received Proper Instructions with regard to the exercise of any such right or power; and

(ii)                                  the Custodian, or its agents or sub-custodian are in actual possession of such Securities,

in each case, at least three (3) Business Days prior to the date on which such right or power is to be exercised. It will be the responsibility of the Company to notify the Custodian of the Person to whom such communications must be forwarded under this Section.

3.12        Records.  The Custodian shall create and maintain complete and accurate records relating to its activities under this Agreement with respect to the Securities, cash or other property held for the Company under this Agreement, with particular attention to Section 31 of the 1940 Act, and Rules 31a-1 and 31a-2 thereunder. To the extent that the Custodian, in its sole opinion, is able to do so, the Custodian shall provide assistance to the Company (at the Company’s reasonable request made from time to time) by providing sub-certifications regarding certain of its services performed hereunder to the Company in connection with the Company’s certification requirements pursuant to the Sarbanes-Oxley Act of 2002, as amended. All such records shall be the property of the Company and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Company (including its independent public accountants) and employees and agents of the Securities and Exchange Commission, upon reasonable request and prior notice and at the Company’s expense. The Custodian shall, at the Company’s request, supply the Company with a tabulation of Securities owned by the Company and held by the Custodian and shall, when requested to do so by the Company and for such compensation as shall be agreed upon between the Company and the Custodian, include, to the extent applicable, the certificate numbers in such tabulations, to the extent such information is available to the Custodian.

4.                                      REPORTING

(a)                                 The Custodian shall render to the Company a monthly report of (i) all deposits to and withdrawals from the Cash Account during the month, and the outstanding balance (as of the last day of the preceding monthly report and as of the last day of the subject month), (ii) an itemized statement of the Securities held pursuant to this Agreement as of the end of each month, all transactions in the Securities during the month, as well as a list of all Securities transactions that remain unsettled at that time, and (iii) such other matters as the parties may agree from time to time.

(b)                                 For each Business Day, the Custodian shall render to the Company a daily report of (i) all deposits to and withdrawals from the Cash Account for such Business Day and the outstanding balance as of the end of such Business Day, and (ii) a report of settled trades of Securities for such Business Day.

(c)                                  The Custodian shall have no duty or obligation to undertake any market valuation of the Securities under any circumstance.

(d)                                 The Custodian shall provide the Company, promptly upon request, with such reports as are reasonably available to it and as the Company may reasonably request from time to time, concerning (i) the internal accounting controls, including procedures for safeguarding securities, which are employed by the Custodian or any Foreign Sub-custodian appointed pursuant to Section 6.1 and (ii) the financial strength of the Custodian or any Foreign Sub-custodian appointed pursuant to Section 6.1.

5.                                      DEPOSIT IN U.S. SECURITIES SYSTEMS

The Custodian may deposit and/or maintain Securities in a Securities System within the United States in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, including Rule 17f-4 under the 1940 Act, and subject to the following provisions:

(a)                                 The Custodian may keep domestic Securities in a U.S. Securities System; provided that such Securities are represented in an account of the Custodian in the U.S. Securities System which shall not include any assets of the Custodian other than assets held by it as a fiduciary, custodian or otherwise for customers;

(b)                                 The records of the Custodian with respect to Securities which are maintained in a U.S. Securities System shall identify by book-entry those Securities belonging to the Company;

(c)                                  The Custodian shall provide to the Company copies of all notices received from a U.S. Securities System of transfers of Securities for the account of the Company; and

(d)                                 Anything to the contrary in this Agreement notwithstanding, the Custodian shall not be liable to the Company for any direct loss, damage, cost, expense, liability or claim to the Company resulting from use of any U.S. Securities System (other than to the extent resulting from the gross negligence, misfeasance or misconduct of the Custodian itself, or from failure of the Custodian to enforce effectively such rights as it may have against a U.S. Securities System).

6.                                      SECURITIES HELD OUTSIDE OF THE UNITED STATES

6.1          Appointment of Foreign Sub-custodian.  The Company hereby authorizes and instructs the Custodian in its sole discretion to employ one or more Foreign Sub-custodians to act as Eligible Securities Depositories or as sub-custodian to hold the Securities and other assets of the Company maintained outside the United States, subject to the Company’s approval in accordance with this Section.  If the Custodian wishes to appoint a Foreign Sub-custodian to hold property of the Company subject to this Agreement, it will so notify the Company and provide it with information reasonably necessary to determine any such new Foreign Sub-custodian’s eligibility under Rule 17f-5 under the 1940 Act, including a copy of the proposed agreement with such Foreign Sub-custodian. The Company shall at the meeting of its board of directors next following receipt of such notice and information give a written approval or disapproval of the proposed action.

6.2          Assets to be Held.  The Custodian shall limit the Securities and other assets maintained in the custody of the Foreign Sub-custodian to: (a) Foreign Securities and (b) cash and cash equivalents in such amounts as the Company (through Proper Instructions) may determine to be reasonably necessary to effect the Company’s transactions in such investments.

6.3          Omnibus Accounts.  The Custodian may hold Foreign Securities and related Proceeds with one or more Foreign Sub-custodians or Eligible Securities Depositories in each case in a single account with such Sub-custodian or Securities Depository that is identified as belonging to the Custodian for the benefit of its customers; provided however, that the records of the Custodian with respect to Securities and related Proceeds which are property of the Company maintained in such account(s) shall identify by book-entry those Securities and other property as belonging to the Company

6.4          Reports Concerning Foreign Sub-custodian.  The Custodian will supply to the Company, upon request from time to time, statements in respect of the Securities held by Foreign Sub-custodians or Eligible Securities Depositories, including an identification of the Foreign Sub-custodians and Eligible Securities Depositories having physical possession of the Foreign Securities.

6.5          Transactions in Foreign Custody Account.  Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Securities received by a Foreign Intermediary for the account of the Company may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer.

6.6          Foreign Sub-custodian.  Each contract or agreement pursuant to which the Custodian employs a Foreign Sub-custodian shall include provisions that provide: (i) for indemnification or insurance arrangements (or any combination of the foregoing) such that the Company will be adequately protected against the risk of loss of assets held in accordance with such contract; (ii) that the Company’s assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Sub-custodian or its creditors (except a claim of payment for their safe custody or administration) or, in the case of cash deposits, liens or rights in favor of creditors of the Sub-custodian arising under bankruptcy, insolvency, or similar laws; (iii) that beneficial ownership for the Company’s assets will be freely transferable without the payment of money or value other than for safe custody or administration; (iv) that adequate records will be maintained identifying the assets as belonging to the Company or as being held by a third party for the benefit of the Company; (v) that the Company’s independent public accountants will be given access to those records or confirmation of the contents of those records; and (vi) that the Company will receive periodic reports with respect to the safekeeping of the Company’s assets, including notification of any transfer to or from a Company’s account or a third party account containing assets held for the benefit of the Company. Such contract may contain, in lieu of any or all of the provisions specified above, such other provisions that the Custodian determines will provide, in their entirety, the same or a greater level of care and protection for Company assets as the specified provisions, in their entirety.

6.7          Custodian’s Responsibility for Foreign Sub-custodian.

(a)                                 With respect to its responsibilities under this Section 6, the Custodian agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of property of the Company would exercise. The Custodian further agrees that the Foreign Securities will be subject to reasonable care, based on the standards applicable to the Custodian in the relevant market, if maintained with each Foreign Sub-custodian, after considering all factors relevant to the safekeeping of such assets, including: (i) the Foreign Sub-custodian’s practices, procedures, and internal controls, including the physical protections available for certificated securities (if applicable), the method of keeping custodial records, and the security and data protection practices; (ii) whether the Foreign Sub-custodian has the requisite financial strength to provide reasonable care for Company assets; (iii) the Foreign Sub-custodian’s general reputation and standing and, in the case of Eligible Securities Depository, the Eligible Securities Depository’s operating history and number of participants; and (iv) whether the Company will have jurisdiction over and be able to enforce judgments against the Foreign Sub-custodian, such as by virtue of the existence of any offices of the Foreign Sub-custodian in the United States or the Sub-custodian’s consent to service of process in the United States.

(b)                                 At the end of each calendar quarter or at such other times as the Company’s board of directors deems reasonable and appropriate based on the circumstances of the Company’s foreign custody arrangements, the Custodian shall provide written reports notifying the board of directors of the Company as to of the placement of the Foreign Securities and cash of the Company with a particular Foreign Sub-custodian and of any material changes in the Company’s foreign custody arrangements. The Custodian shall promptly take such steps as may be required to withdraw assets of the Company from any Foreign Sub-custodian that has ceased to meet the requirements of Rule 17f-5 under the 1940 Act.

(c)                                  The Custodian shall establish a system to monitor the appropriateness of maintaining the Company’s assets with a particular Foreign Sub-custodian and the performance of the contract governing the Company’s arrangements with such Foreign Sub-custodian.  To the extent the Custodian holds Foreign Securities and related Proceeds with one or more Eligible Securities Depositories, the Custodian shall provide the Company with an analysis of the custody risks associated with maintaining assets with such Eligible Securities Depository and shall monitor such custody risks on a continuing basis and promptly notify the Company of any material change in these risks.  The Custodian agrees to exercise reasonable care, prudence and diligence in performing its obligations under this clause (c).  If the Custodian determines that a custody arrangement with an Eligible Securities Depository no longer meets the requirements of this Section, the Company’s Foreign Securities must be withdrawn from such depository as soon as reasonably practicable.

(d)                                 The Custodian’s responsibility with respect to the selection or appointment of a Foreign Sub-custodian shall be limited to a duty to exercise reasonable care in the selection or retention of such Foreign Intermediaries in light of prevailing settlement and securities handling practices, procedures and controls in the relevant market. With respect to any costs, expenses, damages, liabilities, or claims (including attorneys’ and accountants’ fees) incurred as a result of the acts or the failure to act by any Foreign Sub-custodian, the Custodian shall take reasonable action to recover such costs, expenses, damages, liabilities, or claims from such Foreign Sub-custodian; provided that the Custodian’s sole liability in that regard shall be limited to amounts actually received by it from such Foreign Intermediaries (exclusive of related costs and expenses incurred by the Custodian). The Custodian shall have no responsibility for any act or omission (or the insolvency of) any Securities System (including an Eligible Securities Depository). In the event the Company incurs a loss due to the negligence, willful misconduct, or insolvency of a Securities System (including an Eligible Securities Depository), the Custodian shall make reasonable endeavors, in its discretion, to seek recovery from the Eligible Securities Depository.

7.                                      CERTAIN GENERAL TERMS

7.1          No Duty to Examine Underlying Instruments.  Nothing herein shall obligate the Custodian to review or examine the terms of any underlying limited liability company agreement, stock or share certificate, share registrar, instrument, subscription agreement, limited partnership agreement or other similar agreement or document evidencing or governing any Security to determine the validity, sufficiency, marketability or enforceability of any Security (and shall have no responsibility for the genuineness or completeness thereof), or otherwise.

7.2                               Resolution of Discrepancies.  In the event of any discrepancy between the information set forth in any report provided by the Custodian to the Company and any information contained in the books or records of the Company, the Company shall promptly notify the Custodian thereof and the parties shall cooperate to diligently resolve the discrepancy.

7.3                               Improper Instructions.  Notwithstanding anything herein to the contrary, the Custodian shall not be obligated to take any action (or forebear from taking any action), which it reasonably determines to be contrary to the terms of this Agreement or applicable law.  In no instance shall the Custodian be obligated to provide services on any day that is not a Business Day.

7.4                               Proper Instructions.

(a)                                 The Company will give a notice to the Custodian, in form acceptable to the Custodian, specifying the names and specimen signatures of persons authorized to give Proper Instructions (collectively, “Authorized Persons” and each is an “Authorized Person”), which notice shall be signed by any two (2) Authorized Persons previously certified to the Custodian.  The Custodian shall be entitled to rely upon the identity and authority of such persons until it receives written notice from any two (2) Authorized Persons of the Company to the contrary.  The initial Authorized Persons are set forth on Schedule A attached hereto and made a part hereof (as such Schedule A may be modified from time to time by written notice from the Company to the Custodian); and the Company hereby represents and warrants that the true and accurate specimen signatures of such initial Authorized Persons are set forth on Schedule A.

(b)                                 The Custodian shall have no responsibility or liability to the Company (or any other person or entity), and shall be indemnified and held harmless by the Company, in the event that a subsequent written confirmation of an oral instruction fails to conform to the oral instructions received by the Custodian.  The Custodian shall not have an obligation to act in accordance with purported instructions to the extent that they conflict with applicable law or regulations, local market practice or the Custodian’s operating policies and practices.  The Custodian shall not be liable for any loss resulting from a delay while it obtains clarification of any Proper Instructions.

7.5                               Actions Permitted Without Express Authority.  The Custodian may, at its discretion, without express authority from the Company:

(a)                                 surrender Securities in temporary form for Securities in definitive form;

(b)                                 endorse for collection cheques, drafts and other negotiable instruments; and

(c)                                  in general attend to all nondiscretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Company.

7.6                               Evidence of Authority.  The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate, instrument or paper reasonably believed by it to be genuine and to have been properly executed or otherwise given by or on behalf of the Company by any two (2) Authorized Persons.  The Custodian may receive and accept a certificate signed by any two (2) Authorized Persons as conclusive evidence of:

(a)                                 the authority of any person to act in accordance with such certificate; or

(b)                                 any determination or action by the Company as described in such certificate,

and such certificate may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary from any two (2) Authorized Persons of the Company.

7.7                               Receipt of Communications.  Any communication received by the Custodian on a day which is not a Business Day or after 3:30 p.m., Eastern time (or such other time as is agreed by the Company and the Custodian from time to time), on a Business Day will be deemed to have been received on the next Business Day (but in the case of communications so received after 3:30 p.m., Eastern time, on a Business Day the Custodian will use its best efforts to process such communications as soon as possible after receipt).

8.                                      COMPENSATION OF CUSTODIAN

8.1                               Fees.  The Custodian shall be entitled to compensation for its services as set forth in Schedule B.

8.2                               Expenses.  The Company agrees to pay or reimburse to the Custodian upon its request from time to time all reasonable and documented out-of-pocket costs, disbursements, advances, and expenses (including reasonable and documented fees and expenses of external legal counsel) incurred, and any disbursements and advances made (including any Account overdraft resulting from any settlement or assumed settlement, provisional credit, chargeback, returned deposit item, reclaimed payment or claw-back, or the like), in connection with the transactions contemplated hereby or the administration of this Agreement or performance by the Custodian of its duties and services under this Agreement, from time to time (including costs and expenses of any action deemed necessary by the Custodian to collect any amounts owing to it under this Agreement).

9.                                      RESPONSIBILITY OF CUSTODIAN

9.1                               General Duties.  The Custodian shall have no duties, obligations or responsibilities under this Agreement or with respect to the Securities or Proceeds except for such duties as are expressly and specifically set forth in this Agreement, and the duties and obligations of the Custodian shall be determined solely by the express provisions of this Agreement.  No implied duties, obligations or responsibilities shall be read into this Agreement against, or on the part of, the Custodian.

9.2                               Instructions.

(a)                                 The Custodian shall be entitled to refrain from taking any action unless it has such instruction (in the form of Proper Instructions) from the Company as it reasonably deems necessary, and shall be entitled to require, upon notice to the Company, that Proper Instructions to it be in writing.  The Custodian shall have no liability for any action (or forbearance from action) taken pursuant to the Proper Instruction of the Company.

(b)                                 Whenever the Custodian is entitled or required to receive or obtain any communications or information pursuant to or as contemplated by this Agreement, it shall be entitled to receive the same in writing, in form, content and medium reasonably acceptable to it and otherwise in accordance with any applicable terms of this Agreement; and whenever any report or other information is required to be produced or distributed by the Custodian it shall be in form, content and medium reasonably acceptable to it and the Company and otherwise in accordance with any applicable terms of this Agreement.

9.3                               General Standards of Care.  Notwithstanding any terms herein contained to the contrary, the acceptance by the Custodian of its appointment hereunder is expressly subject to the following terms, which shall govern and apply to each of the terms and provisions of this Agreement (whether or not so stated therein):

(a)                                 The Custodian may rely on (and shall be protected in acting or refraining from acting in reliance upon) any written notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper or document furnished to it (including any of the foregoing provided to it by telecopier or electronic means), not only as to its due execution and validity, but also as to the truth and accuracy of any information therein contained, which it in good faith believes to be genuine and signed or presented by the proper person (which in the case of any instruction from or on behalf of the Company shall be any two (2) Authorized Persons); and the Custodian shall be entitled to presume the genuineness and due authority of any signature appearing thereon.  The Custodian shall not be bound to make any independent investigation into the facts or matters stated in any such notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper or document; provided, however, that, if the form thereof is specifically prescribed by the terms of this Agreement, the Custodian shall examine the same to determine whether it substantially conforms on its face to such requirements hereof.

(b)                                 Neither the Custodian nor any of its directors, officers or employees shall be liable to anyone for any error of judgment, or for any act done or step taken or omitted to be taken by it (or any of its directors, officers of employees), or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, unless such action or inaction constitutes gross negligence, willful misconduct or bad faith on its part and in breach of the terms of this Agreement.  The Custodian shall not be liable for any action taken by it in good faith and reasonably believed by it to be within powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action.  Except as otherwise expressly provided herein, the Custodian shall not be under any obligation at any time to ascertain whether the Company is in compliance with the 1940 Act, the regulations thereunder, or the Company’s investment objectives and policies then in effect.

(c)                                  In no event shall the Custodian be liable for any indirect, special or consequential damages (including lost profits) whether or not it has been advised of the likelihood of such damages.

(d)                                 The Custodian may consult with, and obtain advice from, legal counsel selected in good faith with respect to any question as to any of the provisions hereof or its duties hereunder, or any matter relating hereto, and the written opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Custodian in good faith in accordance with the opinion and directions of such counsel; the reasonable cost of such services shall be reimbursed pursuant to Section 8.2 above.

(e)                                  The Custodian shall not be deemed to have notice of any fact, claim or demand with respect hereto unless actually known by an employee working in its Corporate Trust Services group and charged with responsibility for administering this Agreement or unless received (and then only to the extent received) in writing by the Custodian at the applicable address(es) as set forth in Section 15 and specifically referencing this Agreement.

(f)                                   No provision of this Agreement shall require the Custodian to expend or risk its own funds, or to take any action (or forbear from action) hereunder which might in its judgment involve any expense or any financial or other liability unless it shall be furnished with acceptable indemnification.  Nothing herein shall obligate the Custodian to commence, prosecute or defend legal proceedings in any instance, whether on behalf of the Company or on its own behalf or otherwise, with respect to any matter arising hereunder, or relating to this Agreement or the services contemplated hereby.

(g)                                  The permissive right of the Custodian to take any action hereunder shall not be construed as duty.

(h)                                 The Custodian may act or exercise its duties or powers hereunder through agents, subcustodians, or attorneys, and the Custodian shall not be liable or responsible for the actions or omissions of any such agent, subcustodian or attorney (i) appointed with the Company’s prior written consent specifically acknowledging such limitation of liability and (ii) maintained with reasonable due care.

(i)                                     All indemnifications contained in this Agreement in favor of the Custodian shall survive the termination of this Agreement.

9.4                               Indemnification; Custodian’s Lien.

(a)                                 The Company shall and does hereby indemnify and hold harmless each of the Custodian, and any Foreign Sub-custodian appointed pursuant to Section 6.1 above, for and from any and all costs and expenses (including reasonable attorney’s fees and expenses), and any and all losses, damages, claims and liabilities, that may arise, be brought against or incurred by the Custodian, and any advances or disbursements made by the Custodian (including in respect of any Account overdraft, returned deposit item, chargeback, provisional credit, settlement or assumed settlement, reclaimed payment, claw-back or the like), as a result of, relating to, or arising out of this Agreement, or the administration or performance of the Custodian’s duties hereunder, or the relationship between the Company (including, for the avoidance of doubt, any subsidiary) and the Custodian created hereby, other than such liabilities, losses, damages, claims, costs and expenses as are directly caused by the Custodian’s action or inaction constituting gross negligence, fraud or willful misconduct.

(b)                                 If the Company requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from the Custodian’s fees pursuant to this Agreement or from its or its nominee’s own gross negligent action, gross negligent failure to act, fraud or willful misconduct, or if the Company fails to compensate or pay the Custodian pursuant to Section 8.1 or Section 9.4 hereof, any cash at any time held for the account of the Company shall be security therefor and should the Company fail to repay the Custodian promptly (or, if specified, within the time frame provided herein), the Custodian shall be entitled to utilize available cash to the extent necessary to obtain reimbursement.

9.5                               Force Majeure.  Without prejudice to the generality of the foregoing, the Custodian shall be without liability to the Company for any damage or loss resulting from or caused by events or circumstances beyond the Custodian’s reasonable control, including nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of the normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, computer viruses or the like, fires, floods, earthquakes or other natural disasters, civil and military disturbance, acts of war or terrorism, riots, revolution, acts of God, work stoppages, strikes, national disasters of any kind, or other similar events or acts; errors by the Company (including any Authorized Person) in its instructions to the Custodian; or changes in applicable law, regulation or orders.

10.                               SECURITY CODES

If the Custodian issues to the Company security codes, passwords or test keys in order that it may verify that certain transmissions of information, including Proper Instructions, have been originated by the Company, the Company shall take all commercially reasonable steps to safeguard any security codes, passwords, test keys or other security devices which the Custodian shall make available.

11.                               TAX LAW

11.1                        Domestic Tax Law.  The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Company, or the Custodian as custodian of the Securities or the Proceeds, by the tax law of the United States or any state or political subdivision thereof.  The Custodian shall be kept indemnified by and be without liability to the Company for such obligations including taxes (but excluding any income taxes assessable in respect of compensation paid to the Custodian pursuant to this Agreement), withholding, certification and reporting requirements, claims for exemption or refund, additions for late payment interest, penalties and other expenses (including legal expenses) that may be assessed against the Company, or the Custodian as custodian of the Securities or Proceeds.

11.2                        Foreign Tax Law.  It shall be the responsibility of the Company to notify the Custodian of the obligations imposed on the Company, or the Custodian as custodian of any Foreign Securities or related Proceeds, by the tax law of foreign (i.e., non-U.S.) jurisdictions, including responsibility for withholding and other taxes, assessments or other government charges, certifications and government reporting.  The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to cooperate with the Company with respect to any claims for exemption or refund under the tax law of the jurisdictions for which the Company has provided such information.

12.                               EFFECTIVE PERIOD, TERMINATION

12.1                        Effective Date.  This Agreement shall become effective as of its due execution and delivery by each of the parties.  This Agreement shall continue in full force and effect until terminated as hereinafter provided.  This Agreement may be terminated by the Custodian or the Company pursuant to Section 12.2.

12.2                        Termination.  This Agreement shall terminate upon the earliest of (a) occurrence of the effective date of termination specified in any written notice of termination given by either party to the other not later than sixty (60) days prior to the effective date of termination specified therein, and (b) such other date of termination as may be mutually agreed upon by the parties in writing.  If a successor custodian shall have been appointed by the Company, the Custodian shall, upon receipt of a notice of acceptance by the successor custodian, on such specified date of termination (a) deliver directly to the successor custodian all Securities (other than Securities held in a Securities System) and cash then owned by the Fund and held by the Custodian as custodian, and (b) transfer any Securities held in a Securities System to an account of or for the benefit of the Fund at the successor custodian.  In the event of the appointment of a successor custodian, it is agreed that all Securities held by the Custodian, any sub-custodian or nominee shall be delivered to the successor custodian; and the Custodian agrees to cooperate with the Company in the execution of documents and performance of other actions necessary or desirable in order to substitute the successor custodian for the Custodian under this Agreement.  The Company may at any time immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by regulatory authorities or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.  Termination shall not affect any of the liabilities either party owes to the other arising under this Agreement prior to such termination.

12.3                        Resignation.  The Custodian may at any time resign under this Agreement by giving not less than sixty (60) days advance written notice thereof to the Company.  The Company may at any time remove the Custodian under this Agreement by giving not less than sixty (60) days advance written notice thereof to the Custodian.

12.4                        Successor.  Prior to the effective date of termination of this Agreement, or the effective date of the resignation or removal of the Custodian, as the case may be, the Company shall give Proper Instruction to the Custodian designating a successor Custodian, if applicable.

12.5                        Payment of Fees, etc.  Upon termination of this Agreement or resignation or removal of the Custodian, the Company shall pay to the Custodian such compensation, and shall likewise reimburse the Custodian for its reasonable costs, expenses and disbursements, as may be due as of the date of such termination or resignation (or removal, as the case may be).  All indemnifications in favor of the Custodian under this Agreement shall survive the termination of this Agreement, or any resignation or removal of the Custodian.

12.6                        Final Report.  In the event of any resignation or removal of the Custodian, the Custodian shall provide to the Company a complete final report or data file transfer of any Confidential Information as of the date of such resignation or removal.

13.                               REPRESENTATIONS AND WARRANTIES

13.1                        Representations of the Company.  The Company represents and warrants to the Custodian that:

(a)                                 it has the power and authority to enter into and perform its obligations under this Agreement, and it has duly authorized, executed and delivered this Agreement so as to constitute its valid and binding obligation; and

(b)                                 in giving any instructions which purport to be “Proper Instructions” under this Agreement, the Company will act in accordance with the provisions of its articles of incorporation and bylaws and any applicable laws and regulations.

13.2        Representations of the Custodian.  The Custodian hereby represents and warrants to the Company that:

(a)                                 it is qualified to act as a custodian pursuant to Section 26(a)(1) of the 1940 Act;

(b)                                 it has the power and authority to enter into and perform its obligations under this Agreement;

(c)                                  it has duly authorized, executed and delivered this Agreement so as to constitute its valid and binding obligations; and

(d)                                 it maintains business continuity policies and standards that include data file backup and recovery procedures that comply with all applicable regulatory requirements.

14.                               PARTIES IN INTEREST; NO THIRD PARTY BENEFIT

This Agreement is not intended for, and shall not be construed to be intended for, the benefit of any third parties and may not be relied upon or enforced by any third parties (other than successors and permitted assigns pursuant to Section 19).

15.                               NOTICES

Any Proper Instructions (to the extent given by hand, mail, courier or telecopier) shall be given to the following address (or such other address as either party may designate by written notice to the other party), and otherwise any notices, approvals and other communications hereunder shall be sufficient if made in writing and given to the parties at the following address (or such other address as either of them may subsequently designate by notice to the other), given by (i) hand, (ii) certified or registered mail, postage prepaid, (iii) recognized courier or delivery service, or (iv) confirmed telecopier or telex, with a duplicate sent on the same day by first class mail, postage prepaid:

(a)                                 if to the Company or any Subsidiary, to

Prospect Capital Corporation

10 East 40th Street, 44th Floor
Attention:  Prospect Accounting
Fax No.:  (212) 448-9652

Email:  fax@prospectstreet.com

pacct@prospectstreet.com

pl@prospectstreet.com

(b)                                 if to the Custodian (other than in its role as Document Custodian), to

Israel Discount Bank of New York Ltd.

511 Fifth Avenue

New York, NY 10017

Ref: Prospect Capital Corporation

Attention:  Mary Ann Higgins

Fax:  718-761-3433

Email: MHiggins@idbny.com

(c)                                  if to the Custodian solely in its role as Document Custodian, to

Israel Discount Bank of New York Ltd.

511 Fifth Avenue

New York, NY 10017

Ref: Prospect Capital Corporation

Attn: Mary Ann Higgins

Fax:  718-761-3433

Email: MHiggins@idbny.com

16.                               CHOICE OF LAW AND JURISDICTION

This Agreement shall be construed, and the provisions thereof interpreted under and in accordance with and governed by the laws of the State of New York for all purposes (without regard to its choice of law provisions); except to the extent such laws are inconsistent with federal securities laws, including the 1940 Act, in which case such federal securities laws shall govern.

17.                               ENTIRE AGREEMENT; COUNTERPARTS

17.1        Complete Agreement.  This Agreement constitutes the complete and exclusive agreement of the parties with regard to the matters addressed herein and supersedes and terminates, as of the date hereof, all prior agreements or understandings, oral or written, between the parties to this Agreement relating to such matters.

17.2        Counterparts.  This Agreement may be executed in any number of counterparts and all counterparts taken together shall constitute one and the same instrument.

17.3        Facsimile Signatures.  The exchange of copies of this Agreement and of signature pages by facsimile transmission or pdf shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes.  Signatures of the parties transmitted by facsimile or pdf shall be deemed to be their original signatures for all purposes.

18.                               AMENDMENT; WAIVER

18.1        Amendment.  This Agreement may not be amended except by an express written instrument duly executed by each of the Company and the Custodian (and not by an email or series of emails); provided, that in the case of the Company, such amendment must be signed in blue ink by the Chief Executive Officer or President of the Company or their successors.

18.2        Waiver.  In no instance shall any delay or failure to act be deemed to be or effective as a waiver of any right, power or term hereunder, unless and except to the extent such waiver is set forth in an express written instrument signed by the party against whom it is to be charged (and not by an email or series of emails); provided, that in the case of the Company, such waiver must be signed in blue ink by the Chief Executive Officer or President of the Company or their successors.

19.                               SUCCESSOR AND ASSIGNS

19.1        Successors Bound.  The covenants and agreements set forth herein shall be binding upon and inure to the benefit of each of the parties and their respective successors and permitted assigns.  Neither party shall be permitted to assign their rights under this Agreement without the written consent of the other party; provided, however, that the foregoing shall not limit the ability of the Custodian to delegate certain duties or services to or perform them through agents or attorneys appointed with due care as expressly provided in this Agreement.

19.2        Merger and Consolidation.  Any corporation or association into which the Custodian may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation or association to which the Custodian transfers all or substantially all of its corporate trust business, shall be the successor of the Custodian hereunder, and shall succeed to all of the rights, powers and duties of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

20.                               SEVERABILITY

The terms of this Agreement are hereby declared to be severable, such that if any term hereof is determined to be invalid or unenforceable, such determination shall not affect the remaining terms.  Should any part of this Agreement be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction.  In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

21.                               REQUEST FOR INSTRUCTIONS

If, in performing its duties under this Agreement, the Custodian is required to decide between alternative courses of action, the Custodian may (but shall not be obliged to) request written instructions from the Company as to the course of action desired by it.  If the Custodian does not receive such instructions within two (2) Business Days after it has requested them, the Custodian may, but shall be under no duty to, take or refrain from taking any such courses of action.  The Custodian shall act in accordance with instructions received from the Company in response to such request after such two-Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions.

22.                               OTHER BUSINESS

Nothing herein shall prevent the Custodian or any of its affiliates from engaging in other business, or from entering into any other transaction or financial or other relationship with, or receiving fees from or from rendering services of any kind to the Company or any other Person.  Nothing contained in this Agreement shall constitute the Company and/or the Custodian (and/or any other Person) as members of any partnership, joint venture, association, syndicate, unincorporated business or similar assignment as a result of or by virtue of the engagement or relationship established by this Agreement.

23.                               REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, exhibits, attachments and amendment hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further production shall likewise be admissible in evidence.

24.                               MISCELLANEOUS

The Company acknowledges receipt of the following notice:

“IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  For a non-individual person such as a business entity, a charity, a trust or other legal entity the Custodian will ask for documentation to verify its formation and existence as a legal entity.  The Custodian may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.”

SCHEDULE A

CERTIFICATE OF AUTHORIZED PERSONS

The undersigned hereby certifies that he/she is the duly elected and acting Secretary of Prospect Capital Corporation (the “Client”), and further certifies that the following officers or employees of the Client have been duly authorized to deliver Instructions to the Custodian pursuant to the Agreement between the Client and Custodian, dated April 24, 2013, and that the signatures appearing opposite their names are true and correct:

John F. Barry III	Chairman and CEO	/s/ John F. Barry III
Name	Title	Signature

M. Grier Eliasek	President and COO	/s/ M. Grier Eliasek
Name	Title	Signature

Brian H. Oswald	CFO, Secretary and Treasurer	/s/ Brian H. Oswald
Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

This certificate supersedes any certificate of Authorized Persons you may currently have on file.

		By:	/s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: President and COO

Date:	April 24, 2013

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered by a duly authorized officer, intending the same to take effect as of the date first written above.

Witness:		PROSPECT CAPITAL CORPORATION

/s/ Brian H. Oswald		By:	/s/ M. Grier Eliasek
Name:	Brian H. Oswald	Name:	M. Grier Eliasek
Title:	CFO, Secretary and Treasurer	Title:	President and COO

Witness:		ISRAEL DISCOUNT
BANK OF NEW YORK LTD.

/s/ Mary Ann Higgins		By:	/s/ Dominick Lombardi as Trustee
Name:	Mary Ann Higgins	Name:
Title:	Vice President	Title:

SCHEDULE B

FEES

Compensation for the role of custodian and all other administrative and reporting functions under the Custody Agreement. Fee to be paid quarterly in arrears.	0.05% per annum